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                                                                    Exhibit 99.2

                                    [FORM OF]

THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR (B) AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY THE SECURITIES.

                               ALLOY ONLINE, INC.

                        WARRANT TO PURCHASE COMMON STOCK

Warrant No.:  _ _ _ _ _ _ _ _ _ _       Number of Shares:   _ _ _ _ _ _  _ _ _

Date of Issuance:  June 19, 2001

                  Alloy Online, Inc., a Delaware corporation (the "Company"), hereby certifies that, for Ten United States Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, _________________________, the registered holder hereof or its permitted assigns, is entitled, subject to the terms set forth below, to purchase from the Company upon surrender of this Warrant, at any time or times on or after the date hereof, but not after 11:59 P.M., New York City Time, on the Expiration Date (as defined herein) ____________ * fully paid nonassessable shares of Common Stock (as defined herein) of the Company (the "Warrant Shares") at the Warrant Exercise Price per share provided in Section 1(b) below; provided, however, that the Company shall not effect the exercise of this Warrant and no holder of this Warrant shall have the right to exercise this Warrant to the extent that after giving effect to such exercise, such Person (together with such Person's affiliates) would have acquired, through exercise of this warrant or otherwise, beneficial ownership of a number of shares of Common Stock that, when added to the number of shares of Common Stock beneficially owned by such Person (together with such Person's affiliates) exceeds 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to such exercise provided further however that the holder may elect to waive this restriction upon not less than sixty-one (61) days prior written notice to the Company. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such Person and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such

----------------
* The number of shares of Common Stock covered by this Warrant shall equal 30% of the number of shares of Common Stock issuable to the holder of this Warrant assuming conversion of the Preferred Shares purchased by the holder on the date of issuance of this Warrant.

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sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (i) exercise of the remaining, unexercised portion of this Warrant beneficially owned by such Person and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such Person and its affiliates (including, without limitation, any convertible notes or preferred stock) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. Upon the written request of any holder, the Company shall promptly, but in no event later than one (1) Business Day following the receipt of such notice, confirm in writing to any such holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to conversions of Preferred Shares (as defined below) and exercise of Warrants (as defined below) by such holder and its affiliates.

                  Section 1.

                  (a) Securities Purchase Agreement. This Warrant is one of the Warrants (the "Preferred Share Warrants") issued pursuant to Section 1 of that certain Securities Purchase Agreement dated as of June 19, 2001, among the Company and the Persons identified on the signature pages thereto (the "Securities Purchase Agreement").

                  (b) Definitions. The location of definitions used in the Warrant is set forth on Index of Terms attached hereto and the following words and terms as used in this Warrant shall have the following meanings:

                           (i)      "Approved  Stock Plan" means any employee
benefit plan which has been approved by the Board of Directors of the Company, pursuant to which the Company's securities may be issued to any employee, officer, consultant or director for services provided to the Company, provided that the aggregate amount issued or deemed issued under such plan does not exceed 3 million shares of Common Stock subject to appropriate adjustment for any stock dividends, any subdivision or combination, or other reorganization of the outstanding shares of Common Stock;

                           (ii)     "Bloomberg"  means Bloomberg  Financial
Markets or any other similar financial reporting service as may be selected from time to time by the Company and the holder of 66 2/3% of the Preferred Share Warrants then outstanding.

                           (iii)    "Business Day" means any day other than
Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

                           (iv)     "Certificate of Designations" means the
Company's Certificate of Designations, Preferences and Rights of the Series B Convertible Preferred Stock.

                           (v)      "Closing Bid Price"  means,  for any
security as of any date, the last closing bid price for such security on the


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Principal Market (as defined below) as reported by Bloomberg, or if the
Principal Market begins to operate on an extended hours basis, and does not designate the closing bid price, then the last bid price at 4:00 p.m., New York City Time, as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the last closing trade price for such security as reported by Bloomberg, or, if no last closing trade price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as mutually determined by the Company and the holders of the Preferred Share Warrants representing at least 66 2/3% of the shares of Common Stock issuable upon exercise of all of the Preferred Share Warrants then outstanding. If the Company and the holders of the Preferred Share Warrants are unable to agree upon the fair market value of the Common Stock, then such dispute shall be resolved pursuant to Section 2(a) of this Warrant.

                           (vi)     "Closing Sale Price" means,  for any
security as of any date, the last closing trade price for such security on the Principal Market as reported by Bloomberg, or if the Principal Market begins to operate on an extended hours basis, and does not designate the closing trade price, then the last trade price at 4:00 p.m., New York City Time, as reported by Bloomberg, or if the foregoing do not apply, the last closing trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no last closing trade price is reported for such security by Bloomberg, the last closing ask price of such security as reported by Bloomberg, or, if no last closing ask price is reported for such security by Bloomberg, the average of the highest bid price and the lowest ask price of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Sale Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the holders of the Preferred Share Warrants representing at least 66 2/3% of the shares of Common Stock issuable upon exercise of all of the Preferred Share Warrants then outstanding. If the Company and the holders of Preferred Share Warrants are unable to agree upon the fair market value of the Common Stock, then such dispute shall be resolved pursuant to Section 2(a) below with the term "Closing Sale Price" being substituted for the term "Closing Bid Price".

                           (vii)    "Common  Stock"  means (i) the  Company's
common stock, par value $0.01 per share, and (ii) any capital stock into which such Common Stock shall have been changed or any capital stock resulting from a reclassification of such Common Stock and all other stock of any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

                           (viii)   "Common  Stock  Deemed  Outstanding"
means, at any given time, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to Sections 8(b)(i) and 8(b)(ii) hereof regardless of


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whether the Options or Convertible Securities are actually exercisable at such time, but excluding any shares of Common Stock owned or held by or for the account of the Company or issuable upon conversion of the Preferred Shares or exercise of the Warrants.

                           (ix)     "Convertible  Securities"  means any stock
or securities (other than Options) directly or indirectly convertible into or exchangeable or exercisable for Common Stock.

                           (x)       "Expiration Date" means June 15, 2005 or,
if such date does not fall on a Business Day or on a day on which trading takes place on the Principal Market, then the next succeeding Business Day.

                           (xi)     "Market Price" means, with respect to
any security for any date of determination, that price which is equal to the arithmetic average of the Weighted Average Price of such security on each trading day during the 10 consecutive trading days immediately preceding such date of determination. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction occurring during such 10 consecutive trading day period.

                           (xii)    "Option" means any rights,
warrants or options to subscribe for or purchase or otherwise acquire Common Stock or Convertible Securities.

                           (xiii)   "Other  Securities"  means (i) those
Options and Convertible Securities of the Company issued prior to, and outstanding on, the date of issuance of this Warrant, (ii) the Preferred Shares and (iii) the shares of Common Stock issued upon conversion of the Preferred Shares or exercise of the Preferred Share Warrants.

                           (xiv)    "Person" means an individual, a limited
liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

                           (xv)     "Preferred Shares" means the shares of
the Company's Series B Convertible Preferred Stock issued pursuant to the Securities Purchase Agreement.

                           (xvi)    "Principal  Market" means the NASDAQ
National Market System ("NASDAQ") or if the Common Stock is not traded on NASDAQ, then the principal securities exchange or trading market for the Common Stock.

                           (xvii)   "Registration  Rights Agreement" means
that registration rights agreement dated June 15, 2001 by and among the Company and the Persons identified on the signature pages thereto.

                           (xviii)  "Securities Act" means the Securities
Act of 1933, as amended.

                           (xix)    "Warrant" means this Warrant and all
Warrants issued in exchange, transfer or replacement thereof.

                           (xx)     "Warrant Exercise Price" shall be equal
to $12.46, subject to adjustment as hereinafter provided.




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

                           (xxi)    "Weighted  Average  Price" means,
for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market as reported by Bloomberg through its "Volume at Price" function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg, the average of the bid prices of each of the market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Weighted Average Price cannot be calculated for such security on such date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the holders of the Preferred Share Warrants representing at least 66 2/3% of the shares of Common Stock issuable upon exercise of all of the Preferred Share Warrants then outstanding. If the Company and the holders of the Preferred Share Warrants are unable to agree upon the fair market value of the Common Stock, then such dispute shall be resolved pursuant to Section 2(a) below with the term "Weighted Average Price" being substituted for the term "Closing Bid Price." All such determinations shall be appropriately adjusted for any stock dividend, stock split or other similar transaction during such period. All fees and expenses of such determinations shall be borne solely by the Company.

                  Section 2.  EXERCISE OF WARRANT.

                  (a) Subject to the terms and conditions hereof, this Warrant may be exercised by the holder hereof then registered on the books of the Company, in whole or in part, at any time on any Business Day on or after the opening of business on the date hereof and prior to 11:59 P.M., New York City Time, on the Expiration Date by (i) delivery of a written notice, in the form of the subscription notice attached as EXHIBIT A hereto or a reasonable facsimile thereof (the "Exercise Notice"), of such holder's election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased, (ii)(A) payment to the Company of an amount equal to the Warrant Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the "Aggregate Exercise Price") in cash or delivery of a certified check or bank draft payable to the order of the Company or wire transfer of immediately available funds or (B) by notifying the Company that this Warrant is being exercised pursuant to a Cashless Exercise (as defined in Section 2(e)), and (iii) the surrender to a common carrier for overnight delivery to the Company as soon as practicable following such date of this Warrant (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction); provided, that if such Warrant Shares are to be issued in any name other than that of the registered holder of this Warrant, such issuance shall be deemed a transfer and the provisions of Section 7 hereof and Section 2 of the Securities Purchase Agreement shall be applicable. In the event of any exercise of the rights represented by this Warrant in compliance with this Section 2(a), the Company shall on the second (2nd) Business Day (the "Warrant Share Delivery Date") following the date of its receipt of the Exercise Notice, the Aggregate Exercise Price (or properly completed notice of Cashless Exercise) and this Warrant (or an indemnification undertaking or other form of security reasonably satisfactory to the Company with respect to this Warrant in the case of its loss, theft or destruction) (the "Exercise Delivery Documents"), (A) provided the transfer agent is participating in The Depository Trust Company ("DTC") Fast Automated Securities Transfer Program and provided that the record or registered holder is eligible to receive shares through DTC, at the holder's request, credit such aggregate number of shares of Common Stock to which such holder shall be entitled to such holder's or its designee's balance account with DTC through its Deposit Withdrawal Agent Commission system or (B) issue and deliver to the address as specified in the Exercise Notice, a certificate or certificates in such denominations as may be requested by the record or registered holder in the Exercise Notice, registered in the name of such holder or its designee, for the number of shares of Common Stock to which such holder shall be entitled upon such exercise. Upon delivery of the Exercise Notice and Aggregate Exercise Price referred to in clause
(ii)(A) above or notification to the Company of a Cashless Exercise referred to in Section 2(e), the holder of this Warrant shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of this Warrant as required by clause (iii) above or the certificates evidencing such Warrant Shares. In the case of a dispute as to the determination of the Warrant Exercise Price, the Closing Bid Price of a security or the arithmetic calculation of the number of Warrant Shares, the Company shall promptly issue to the holder the number of shares of Common Stock that is not disputed and shall submit the disputed determinations or arithmetic calculations to the holder via facsimile within one (1) Business Day of receipt of the holder's subscription notice. If the holder and the Company are unable to agree upon the determination of the Warrant Exercise Price, the Closing Bid Price or arithmetic calculation of the number of Warrant Shares within one (1) Business Day of such disputed determination or arithmetic calculation being submitted to the holder, then the Company shall immediately submit via facsimile (i) the disputed determination of the Warrant Exercise Price or the Closing Bid Price to an independent, reputable investment banking firm selected jointly by the Company and the holder or (ii) the disputed arithmetic calculation of the number of Warrant Shares to its independent, outside accountant. The Company shall use reasonable best efforts to cause the investment banking firm or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the holder of the results no later than two (2) Business Days from the time it receives the disputed determinations or calculations. Such investment banking firm's or accountant's determination or calculation, as the case may be, shall be deemed conclusive absent manifest error.

                  (b) Unless the rights represented by this Warrant shall have expired or shall have been fully exercised, the Company shall, as soon as practicable and in no event later than five (5) Business Days after any exercise (the "Warrant Delivery Date") and at its own expense, issue a new Warrant identical in all respects to this Warrant exercised except it shall represent rights to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which such Warrant is exercised.

                  (c) No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but rather the number of shares of Common Stock issued upon exercise of this Warrant shall be rounded down to the nearest whole number, and in lieu of any fractional share to which any holder would otherwise be entitled upon such exercise, the Company shall pay cash equal to such fraction multiplied by the then effective Market Price.

                  (d) If the Company shall fail for any reason or for no reason to issue to the holder within ten (10) Business Days of receipt of the Exercise Delivery Documents, a certificate for the number of shares of Common Stock to which the holder is entitled or to credit the holder's balance account with DTC


                                       6
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for such number of shares of Common Stock to which the holder is entitled upon the holder's exercise of this Warrant or a new Warrant for the number of shares of Common Stock to which such holder is entitled pursuant to Section 2(b) hereof, the Company shall, in addition to any other remedies under this Warrant or the Securities Purchase Agreement or otherwise available to such holder, including any indemnification under Section 8 of the Securities Purchase Agreement, pay as additional damages in cash to such holder on each day after the Warrant Share Delivery Date such exercise is not timely effected and/or each day after the Warrant Delivery Date such Warrant is not delivered, as the case may be, in an amount equal to 0.5% of the product of (I) the sum of the number of shares of Common Stock not issued to the holder on or prior to the Warrant Share Delivery Date and to which such holder is entitled and, in the event the Company has failed to deliver a Warrant to the holder on or prior to the Warrant Delivery Date, the number of shares of Common Stock issuable upon exercise of the Warrant as of the Warrant Delivery Date and (II) the Closing Bid Price of the Common Stock on the Warrant Share Delivery Date, in the case of the failure to deliver Common Stock, or the Warrant Delivery Date, in the case of failure to deliver a Warrant, as the case may be. The foregoing notwithstanding, the damages set forth in this Section 2(d) shall be stayed with respect to the number of shares of Common Stock and, if applicable, the Warrant for which there is a good faith dispute being resolved pursuant to, and within the time periods provided for in, Section 2(a), pending the resolution of such dispute.

                  (e) Notwithstanding anything contained herein to the contrary, the holder of this Warrant may, at its election exercised in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the "Net Number" of shares of Common Stock determined according to the following formula (a "Cashless Exercise"):

                  Net Number = (A x B) - (A x C)
                               ---------------------
                                       B

                  For purposes of the foregoing formula:

                           A= the total number of shares with respect to which this Warrant is then being exercised.

                           B= the Closing Sale Price of the Common Stock on the trading day immediately preceding the date of the Exercise Notice.

                           C= the Warrant Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

                  Section 3.  COVENANTS AS TO COMMON STOCK.  The
Company hereby covenants and agrees as follows:

                  (a) This Warrant is, and any Warrants issued in substitution for or replacement of this Warrant will upon issuance be, duly authorized and validly issued.


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                  (b) All Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by or through the Company with respect to the issue thereof.

                  (c) During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved at least 125% of the number of shares of Common Stock needed to provide for the exercise of the rights then represented by this Warrant and the par value of said shares will at all times be less than or equal to the applicable Warrant Exercise Price.

                  (d) The Company shall promptly secure the listing of the shares of Common Stock issuable upon exercise of this Warrant upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance upon exercise of this Warrant) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall so list on each national securities exchange or automated quotation system, as the case may be, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

                  (e) The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Warrant Exercise Price then in effect, (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant and (iii) will not take any action which results in any adjustment of the Warrant Exercise Price if the total number of shares of Common Stock (or Other Securities) issuable after the action upon the exercise of all of the Warrants would exceed the total number of shares of Common Stock (or Other Securities) then authorized by the Company's certificate of incorporation and available for the purpose of issue upon such exercise.

                  (f) This Warrant will be binding upon any entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets.

                  (g) The Company will, at the time of each exercise of this Warrant, upon the request of the holder hereof, acknowledge in writing its continuing obligation to afford to such holder all rights to which such holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if the holder of this Warrant shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford such rights to the holder.

                  Section 4. TAXES. The Company shall pay any and all documentary, stamp, transfer and other similar taxes which may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant.

                  Section 5. WARRANT HOLDER NOT DEEMED A STOCKHOLDER. Except as otherwise specifically provided herein, no holder, as such, of this Warrant shall be entitled to vote or receive dividends or be deemed the holder of shares of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the holder of this Warrant of the Warrant Shares which he, she, or it is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on such holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 5, the Company will provide the holder of this Warrant with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.

                  Section 6. REPRESENTATIONS OF HOLDER. The holder of this Warrant, by the acceptance hereof, represents that it is acquiring this Warrant and the Warrant Shares for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution of this Warrant or the Warrant Shares, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, the holder does not agree to hold this Warrant or any of the Warrant Shares for any minimum or other specific term and reserves the right to dispose of this Warrant and the Warrant Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. The holder of this Warrant further represents, by acceptance hereof, that, as of this date, such holder is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act (an "Accredited Investor").

                  Section 7.  OWNERSHIP AND TRANSFER.

                  (a) The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each permitted transferee. The Company may treat the person in whose name any Warrant is registered on the register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any transfers made in accordance with the terms of this Warrant.

                  (b) Subject to the provisions of Section 2 of the Securities Purchase Agreement, this Warrant shall be assignable and transferable by the holder hereof without the consent of the Company; provided, that the holder may effect an assignment or transfer of this Warrant in part only if the portion so

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assigned or transferred is exercisable with respect to no less than 50,000 shares of Common Stock.

                  (c) The Company is obligated to register the Warrant Shares for resale under the Securities Act pursuant to the Registration Rights Agreement. The shares of Common Stock issuable upon exercise of this Warrant (or upon conversion of any shares of Common Stock issued upon such exercise) shall constitute Registrable Securities (as such term is defined in the Registration Rights Agreement). Each record or registered holder of this Warrant shall be entitled to all of the benefits afforded to a holder of any such Registrable Securities under the Registration Rights Agreement and such holder, by its acceptance of this Warrant, agrees to be bound by and to comply with the terms and conditions of the Registration Rights Agreement applicable to such holder as a holder of such Registrable Securities.

                  Section 8. ADJUSTMENT OF WARRANT EXERCISE PRICE AND NUMBER OF SHARES. The Warrant Exercise Price and the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted from time to time as follows:

                  (a) ADJUSTMENT OF WARRANT EXERCISE PRICE AND NUMBER OF SHARES UPON ISSUANCE OF COMMON STOCK. If and whenever on or after the date of issuance of this Warrant and until the 18 month anniversary of such date (the "Full Ratchet Termination Date"), the Company issues or sells, or is deemed to have issued or sold, any shares of Common Stock (including any shares of Common Stock for a consideration per share (the "New Issuance Price") less than a price (the "Applicable Price") equal to the Warrant Exercise Price in effect immediately prior to such issuance or sale, then immediately after such issuance or sale the Warrant Exercise Price then in effect shall be reduced to an amount equal to the New Issuance Price and the number of Warrant Shares issuable upon exercise of this Warrant shall be increased to an amount equal to the product of (x) the number of Warrant Shares issuable hereunder immediately prior to such issue or sale and (y) the quotient determined by dividing (I) the Applicable Price by
(II) the New Issuance Price. From and after the Full Ratchet Termination Date, if the Company issues or sells, or is deemed to have issued or sold, any shares of Common Stock, at a New Issuance Price less than the Closing Bid Price on the trading day immediately prior to such issuance or sale, then immediately after such issuance or sale the Warrant Exercise Price then in effect shall be reduced to an amount equal to the product of (x) the Warrant Exercise Price in effect immediately prior to such issuance or sale and (y) the quotient determined by dividing (1) the sum of (I) the product derived by multiplying such Closing Bid Price by the number of shares of Common Stock Deemed Outstanding immediately prior to such issuance or sale, plus (II) the consideration, if any, received by the Company upon such issue or sale, by (2) the product derived by multiplying
(I) such Closing Bid Price by (II) the number of shares of Common Stock Deemed Outstanding immediately after such issuance or sale and the number of Warrant Shares issuable upon exercise of this Warrant shall be increased to a number of shares equal to the number of shares of Common Stock issuable immediately prior to the issuance herein described multiplied by the reciprocal of the immediately preceding fraction.

                  (b) EFFECT ON WARRANT EXERCISE PRICE OF CERTAIN EVENTS.
For purposes of determining the adjusted Warrant Exercise Price under Section 8(a) above, the following shall be applicable:

                           (i)      ISSUANCE  OF OPTIONS.  If the Company
in any manner grants any Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion, exchange or exercise of any Convertible Securities issuable upon exercise of any such Option is less than the Applicable Price or the relevant Closing Bid Price, as applicable, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 8(b)(i), the "lowest price per share for which one share of Common Stock is issuable upon exercise of any such Option or upon conversion, exchange or exercise of any Convertible Securities issuable upon exercise of any such Option" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting or sale of the Option, upon exercise of the Option and upon conversion, exchange or exercise of any Convertible Security issuable upon exercise of such Option. No further adjustment of the Warrant Exercise Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion, exchange or exercise of such Convertible Securities.

                           (ii)     ISSUANCE OF CONVERTIBLE SECURITIES. If
the Company in any manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is issuable upon such conversion, exchange or exercise thereof is less than the Applicable Price or the relevant Closing Bid Price, as applicable, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section 8(b)(ii), the "lowest price per share for which one share of Common Stock is issuable upon such conversion, exchange or exercise" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one share of Common Stock upon the issuance or sale of the Convertible Security and upon conversion, exchange or exercise of such Convertible Security. No further adjustment of the Warrant Exercise Price shall be made upon the actual issuance of such Common Stock upon conversion, exchange or exercise of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Warrant Exercise Price had been or are to be made pursuant to other provisions of this Section 8(b), no further adjustment of the Warrant Exercise Price shall be made by reason of such issue or sale.

                           (iii)    CHANGE IN OPTION PRICE OR RATE OF
CONVERSION. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exchange or exercise of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable or exercisable for Common Stock changes at any time, the Warrant Exercise Price in effect at the time of such change shall be adjusted to the Warrant Exercise Price which would have been in effect at such time had such Options or Convertible Securities provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold and the number of shares of Common Stock acquirable hereunder shall be correspondingly readjusted. For purposes of this Section 8(b)(iii), if the terms of any Option or Convertible Security that was outstanding as of the date of issuance of this Warrant are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed issuable upon conversion, exchange or exercise thereof shall be deemed to have been issued as of the date of such change. No adjustment shall be made if such adjustment would result in an increase of the Warrant Exercise Price then in effect.

                           (iv)     For  purposes of this Section  8(b),
issuances or sales of Common Stock by the Company shall include the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but shall exclude shares of Common Stock: (A) deemed to have been issued by the Company in connection with an Approved Stock Plan; (B) issued upon conversion of the Common Stocks; (C) issued upon exercise of the Warrants; (D) issued upon exercise of Options or Convertible Securities which are outstanding on the date immediately preceding the issuance date of this Warrant, provided that such issuance of shares of Common Stock upon exercise of such Options or Convertible Securities is made pursuant to the terms of such Options or Convertible Securities in effect on the date immediately preceding the issuance date of this Warrant and such Options or Convertible Securities are not amended after the date immediately preceding the issuance date of this Warrant, (E) issued to any bank or equipment lessor in a transaction primarily for non-equity financing purposes so long as the number of shares or Common Stock issued or deemed issued in such transaction does not exceed the amount equal to 20% of the principal amount of the loan made by such bank or equipment Lessor divided by the Closing Bid Price on the trading day immediately preceding the issuance date; (F) issued to strategic partners in transactions primarily for (and not primarily for equity financing purposes) the purposes of establishing (1) strategic alliances in the media, advertising, direct marketing, entertainment, leisure, retail or wholesale distribution industries or (2) contractual relationships with persons who will assist in the marketing and promoting of the Company and its products, provided that such issuances or sales or deemed issuances or sales, do not exceed 3,300,000 shares of Common Stock in the aggregate, subject to adjustment for stock splits, stock dividends, recapitalizations, combinations, reverse stock splits or other similar events,
(G) issued to the seller in connection with an acquisition by the Company, so long as such issuances are not primarily for equity financing purposes and the issuance price per share is not less than the lower of the Closing Bid Price on the trading day immediately preceding the issuance date and the twenty day trailing average of such Closing Bid Prices and (H) issued to employees of a material business that has been acquired by the Company pursuant to Options granted to such employees in connection with such acquisition, provided that such issuances, in the aggregate, do not exceed 250,000 shares of Common Stock for any one acquisition, subject to adjustment for stock splits, stock dividends, recapitalizations, combinations, reverse stock splits or other similar events.

                  (c) EFFECT ON WARRANT EXERCISE PRICE OF CERTAIN
EVENTS. For purposes of determining the adjusted Warrant Exercise Price under Sections 8(a) and 8(b), the following shall be applicable:

                           (i)      CALCULATION OF CONSIDERATION RECEIVED.  In
case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for a consideration of $.01. If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the gross amount received by the Company therefor, without deducting any expenses paid or incurred by the Company or any commissions or compensations paid or concessions or discounts allowed to underwriters, dealers or others performing similar services in connection with such issue or sale. If any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the fair value of such consideration, except where such consideration consists of marketable securities, in which case the amount of consideration received by the Company will be the Closing Sale Price of such securities on the date of receipt of such securities. If any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities will be determined by the Company and the holders of Preferred Share Warrants representing at least 66 2/3% of the shares of Common Stock issuable upon exercise of the Preferred Share Warrants then outstanding. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the "Valuation Event"), the fair value of such consideration will be determined within five (5) Business Days after the tenth (10th) day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the holders of Preferred Share Warrants representing at least 66 2/3% of the shares of Common Stock issuable upon exercise of the Preferred Share Warrants then outstanding. The determination of such appraiser shall be final and binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.

                           (ii)     RECORD DATE. If the Company takes a
record of the holders of Common Stock for the purpose of entitling them (1) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (2) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be. If after the occurrence of such record date the transaction or event for which such record date was set is abandoned or terminated, then any adjustments resulting from this Section 2(c)(ii) as it relates to such terminated or abandoned transaction or event shall be reversed as if such record date had never occurred.

                  (d) ADJUSTMENT OF WARRANT EXERCISE PRICE AND NUMBER OF SHARES UPON SUBDIVISION OR COMBINATION OF COMMON STOCK. If the Company at any time after the date of issuance of this Warrant subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Warrant Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of shares of Common Stock issuable upon exercise of this Warrant will be proportionately increased. If the Company at any time after the date of issuance of this Warrant combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Warrant Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of shares of Common Stock issuable upon exercise of this Warrant will be proportionately decreased. Any adjustment under this Section 8(d) shall become effective at the close of business on the date the subdivision or combination becomes effective.

                  (e) DISTRIBUTION OF ASSETS. If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement or other similar transaction) (a "Distribution"), at any time after the issuance of this Warrant, then, in each such case:

                           (i)      the  Warrant  Exercise  Price  in
effect immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Warrant Exercise Price by a fraction of which (A) the numerator shall be the Closing Bid Price of the Common Stock on the trading day immediately preceding such record date minus the value of the Distribution (as determined in good faith by the Company's Board of Directors) applicable to one share of Common Stock, and (B) the denominator shall be the Weighted Average Price of the Common Stock on the trading day immediately preceding such record date; and (ii) either (A) the number of Warrant Shares issuable upon exercise of this Warrant shall be increased to a number of shares equal to the number of shares of Common Stock issuable immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution multiplied by the reciprocal of the fraction set forth in the immediately preceding clause (i), or (B) in the event that the Distribution is of common stock of a company whose common stock is traded on a national securities exchange or a national automated quotation system, then the holder of this Warrant shall receive an additional warrant to purchase Common Stock, the terms of which shall be identical to those of this Warrant, except that such warrant shall be exercisable into the amount of the assets that would have been payable to the holder of this Warrant pursuant to the Distribution had the holder exercised this Warrant immediately prior to such record date and with an exercise price equal to the amount by which the exercise price of this Warrant was decreased with respect to the Distribution pursuant to the terms of the immediately preceding clause (i).

                  (f) CERTAIN EVENTS. If any event occurs of the type contemplated by the provisions of this Section 8 (as determined in good faith by the Board of Directors of the Company) but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's Board of Directors will make an appropriate adjustment in the Warrant Exercise Price and the number of shares of Common Stock issuable upon exercise of this Warrant so as to protect the rights of the holders of the Preferred Share Warrants; provided that no such adjustment will increase the Warrant Exercise Price or decrease the number of shares of Common Stock issuable as otherwise determined pursuant to this Section 8.

                  (g)      NOTICES.

                           (i)      In each case of any adjustment or
readjustment in the shares of Common Stock issuable upon the exercise of this Warrant, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a certificate, signed by the Chairman of the Board, President or one of the Vice Presidents of the Company, and by the Chief Financial Officer, the Treasurer or one of the Assistant Treasurers of the Company, setting forth such adjustment or readjustment and showing in reasonable detail the method of calculation thereof and the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or to be received by the Company for any additional shares of Common Stock issued or sold or deemed to have been issued, (b) the number of shares of Common Stock outstanding or deemed to be outstanding, and (c) the Warrant Exercise Price in effect immediately prior to such issue or sale and as adjusted and readjusted by the terms hereof on account thereof. The Company shall forthwith mail a copy of each such certificate to each record or registered holder of a Warrant and shall, upon the written request at any time of any record or registered holder of a Warrant, furnish to such holder a like certificate. The Company shall also keep copies of all such certificates at its principal office and shall cause the same to be available for inspection at such office during normal business hours by any record or registered holder of a Warrant or any prospective purchaser of a Warrant designated by the record or registered holder thereof. Notwithstanding the foregoing, no adjustment in the Warrant Exercise Price shall be required unless such adjustment would require an increase or decrease of at least $.01 in such price; provided, however, that any adjustments which by reason of this sentence are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. The Company shall, upon the request in writing of the record or registered holder (at the Company's expense), retain independent public accountants of recognized national standing selected by the Board of Directors of the Company to make any computation required in connection with adjustments under this Warrant, and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment, which shall be binding on the holder and the Company.

                           (ii)     The Company will give written notice to
the record or registered holder of this Warrant at least ten (10) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Organic Change (as defined below), dissolution or liquidation, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such holder.

                           (iii)    The Company will also give written notice
to the record or registered holder of this Warrant at least ten (10) days prior to the date on which any Organic Change, dissolution or liquidation will take place, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such holder.

                  Section 9. PURCHASE RIGHTS; REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE. (a) In addition to any adjustments pursuant to
Section 8 above, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "Purchase Rights"), then the holder of this Warrant will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

                  (b) Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets to another Person or other transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock (except an unsolicited tender offer to which the Company is not a party) is referred to herein as "Organic Change." Prior to the consummation of any (i) sale of all or substantially all of the Company's assets to an acquiring Person or (ii) other Organic Change following which the Company is not a surviving entity, the Company will secure from the Person purchasing such assets or the successor resulting from such Organic Change (in each case, the "Acquiring Entity") written agreement (in form and substance reasonably satisfactory to the holders of Preferred Share Warrants representing at least 66 2/3% of the shares of Common Stock issuable upon exercise of the Preferred Share Warrants then outstanding) to deliver to each holder of Preferred Share Warrants in exchange for such Warrants, a security of the Acquiring Entity evidenced by a written instrument substantially similar in form and substance to this Warrant and reasonably satisfactory to the holders of the Preferred Share Warrants (including, an adjusted warrant exercise price equal to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and exercisable for a corresponding number of shares of Common Stock acquirable and receivable upon exercise of the Preferred Share Warrants (without regard to any limitations on exercises), if the value so reflected is less than the Warrant Exercise Price in effect immediately prior to such consolidation, merger or sale). Prior to the consummation of any other Organic Change, the Company shall make appropriate provision (in form and substance reasonably satisfactory to the holders of Preferred Share Warrants representing at least 66 2/3% of the shares of Common Stock issuable upon exercise of the Preferred Share Warrants then outstanding) to insure that each of the holders of the Preferred Share Warrants will thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the exercise of such holder's Preferred Share Warrants (without regard to any limitations on exercises), such shares of stock, securities or assets that would have been issued or payable in such Organic Change with respect to or in exchange for the number of shares of Common Stock which would have been acquirable and receivable upon the exercise of such holder's Warrant as of the date of such Organic Change (without taking into account any limitations or restrictions on the exercisability of this Warrant).

                  Section 10. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall promptly, on receipt of an indemnification undertaking or other form of security reasonably acceptable to the Company (or in the case of a mutilated Warrant, the Warrant), issue a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed. Notwithstanding the foregoing, if this Warrant is lost by, stolen from or destroyed by the original holder hereof, the affidavit of such original holder setting forth the circumstances of such loss, theft or destruction shall be accepted as satisfactory evidence thereof, and no indemnification bond or other security shall be required by the Company as a condition to the execution and delivery by the Company of a new Warrant to such original holder other than such original holder's unsecured written agreement to indemnify the Company.

                  Section 11. NOTICE. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Warrant must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. If notice is to be sent to the Company, the holder shall use its reasonable best efforts to provide additional copies to the individuals listed below; provided, however, that the failure of such holder to send such additional copies shall in no way limit the effectiveness of any notice sent to the Company to the attention of the General Counsel as provided for below. The addresses and facsimile numbers for such communications shall be:

          If to the Company:

                   Alloy Online, Inc.
                   151 West 26th Street
                   11th Floor
                   New York, New York 10001
                   Telephone:       (212) 244-4307
                   Facsimile:       (212) 244-4311
                   Attention:       President

          With a copy to:

                   Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. 701 Pennsylvania Avenue, N.W.
                   Washington, DC 20004
                   Telephone:       (202) 434-7353
                   Facsimile:       (202) 434-7400
                   Attention:       Richard M. Graf, Esq.

                  If to a record or registered holder of this Warrant, to it at the address and facsimile number set forth on the Schedule of Buyers to the Securities Purchase Agreement, with copies to such holder's representatives as set forth on such Schedule of Buyers, or at such other address and facsimile as shall be delivered to the Company upon the issuance or registration of transfer of this Warrant. Each party shall provide five days' prior written notice to the other party of any change in address or facsimile number. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

                  Section 12. LEGENDS. The Company may require that any certificate or certificates issued upon exercise of this Warrant contain on the face and/or reverse thereof a legend substantially as follows:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (i) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR (B) AN OPINION OF COUNSEL, IN FORM AND FROM COUNSEL GENERALLY AND REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY THE SECURITIES.

                  Section 13. AMENDMENTS. This Warrant and any term hereof may be changed, waived, discharged, or terminated only by an instrument in writing signed by the party or holder hereof against which enforcement of such change, waiver, discharge or termination is sought and shall be binding on such party's or holder's assignees and transferees.

                  Section 14. LIMITATION ON NUMBER OF WARRANT SHARES. The Company shall not be obligated to issue any Warrant Shares upon exercise of this Warrant if, but only if, the issuance of such shares of Common Stock would cause the Company to exceed that number of shares of Common Stock which the Company may issue upon exercise of this Warrant (the "Exchange Cap") without breaching the Company's obligations under the rules or regulations of the Principal Market, except that such limitation shall not apply in the event that the Company (a) obtains the approval of its stockholders as required by the Principal Market (or any successor rule or regulation) for issuances of Common Stock in excess of such amount or (b) obtains a written opinion from outside counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the holders of Warrants representing at least 66 2/3% of the Warrant Shares then issuable upon exercise of outstanding Warrants. Until such approval or written opinion is obtained, the holder of this Warrant shall not be issued, upon exercise of this Warrant, Warrant Shares in an amount greater than such holder's Cap Allocation Amount (as defined in the Certificate of Designations). In the event the Company is prohibited from issuing Warrant Shares as a result of the operation of this Section 13, on or after the date on which the Company holds its next stockholders meeting after determining that it is subject to the Exchange Cap, provided that at such meeting the Company does not receive the stockholder approval referred to in (a), then the Company shall redeem for cash those Warrant Shares which cannot be issued, at a price equal to the excess if any, the Market Price of the Common Stock above the Warrant Exercise Price of such Warrant Shares as of the date of the attempted exercise.


                  Section 15. DATE. The date of this Warrant is June 15, 2001 (the "Warrant Date"). This Warrant, in all events, shall be wholly void and of no effect after the close of business on the Expiration Date, except that notwithstanding any other provisions hereof, the provisions of Section 7 shall continue in full force and effect after such date as to any Warrant Shares or other securities issued upon the exercise of this Warrant.

                  Section 16. AMENDMENT AND WAIVER. Except as otherwise provided herein, the provisions of the Preferred Share Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the holders of Preferred Share Warrants representing at least 66 2/3% of the shares of Common Stock issuable upon exercise of all of the Preferred Share Warrants then outstanding; provided that no such action may increase the Warrant Exercise Price or decrease the number of shares or class of stock issuable upon exercise of any Common Stock Warrant without the written consent of the holder of such Common Stock Warrant.

                  Section 17. DESCRIPTIVE HEADINGS; GOVERNING LAW. The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (other than Section 5-1401 of the New York General Obligations Law and whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

                  Section 18. Judicial Proceedings. Any legal action, suit or proceeding brought against the Company with respect to this Warrant may be brought in any federal court of the Southern District of New York or any state court located in New York County, State of New York, and by execution and delivery of this Warrant, the Company hereby irrevocably and unconditionally waives any claim (by way of motion, as a defense or otherwise) of improper venue, that it is not subject personally to the jurisdiction of such court, that such courts are an inconvenient forum or that this Warrant or the subject matter may not be enforced in or by such court. The Company hereby irrevocably and unconditionally consents to the service of process of any of the aforementioned courts in any such action, suit or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, at its address set forth or provided for in Section 11, such service to become effective 10 days after such mailing. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by law or commence legal proceedings or otherwise proceed against any other party in any other jurisdiction to enforce judgments obtained in any action, suit or proceeding brought pursuant to this Section. The Company irrevocably submits to the exclusive jurisdiction of the aforementioned courts in such action, suit or proceeding.

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by as of the 15th day of June, 2001.

                            ALLOY ONLINE, INC.



                            By:
                               -----------------------------------
                               Name:
                               Title:

                              EXHIBIT A TO WARRANT

                                EXERCISE NOTICE
                        TO BE EXECUTED BY THE RECORD OR
                         REGISTERED HOLDER TO EXERCISE
                        THIS WARRANT Alloy Online, Inc.

                  The undersigned holder hereby exercises the right to purchase ______________ of the shares of Common Stock ("Warrant Shares") of Alloy Online, Inc., a Delaware corporation (the "Company"), evidenced by the attached Warrant (the "Warrant"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

                  1. Form of Warrant Exercise Price. The Holder intends that payment of the Warrant Exercise Price shall be made as:

                  ______ "Cash Exercise" with respect to ________ Warrant
                         Shares; and/or

                  ______ "Cashless Exercise" with respect to ______ Warrant Shares (to the extent permitted by the terms of the Warrant).

                  2. Payment of Warrant Exercise Price. In the event that the holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the holder shall pay the sum of $___________________ to the Company in accordance with the terms of the Warrant.

                  3. Delivery of Warrant Shares. The holder of this warrant has sold or will sell the shares of common stock issuable pursuant to this Notice pursuant to a registration statement or an exemption from registration under the Securities Act of 1933, as amended.

Date: _______________ __, ____


-----------------------------------        ------------------------------------
Name of Record or Registered Holder        Tax ID of Record or Registered Holder


By:
   --------------------------------

Name:
     ------------------------------
Title:
      -----------------------------

                                 ACKNOWLEDGMENT

                  The Company hereby acknowledges this Exercise Notice and hereby directs [TRANSFER AGENT] to issue the above indicated number of shares of Common Stock in accordance with the Irrevocable Transfer Agent Instructions dated June __, 2001 from the Company and acknowledged and agreed to by [TRANSFER AGENT].

                                        ALLOY ONLINE, INC.


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                 INDEX OF TERMS



                                                             Page


Accredited Investor............................................10
Acquiring Entity...............................................16
Aggregate Exercise Price........................................6
Applicable Price...............................................10
Approved Stock Plan.............................................2
Bloomberg.......................................................2
Business Day....................................................2
Cashless Exercise...............................................7
Certificate of Designations.....................................2
Closing Bid Price............................................3, 5
Closing Sale Price..............................................3
Common Stock....................................................3
Common Stock Deemed Outstanding.................................4
Company.....................................................1, 22
Convertible Securities..........................................4
Distribution...................................................14
DTC.............................................................6
Exchange Cap...................................................19
Exercise Delivery Documents.....................................6
Exercise Notice.................................................5
Expiration Date.................................................4
Full Ratchet Termination Date..................................10
Market Price....................................................4
NASDAQ..........................................................4
New Issuance Price.............................................10
Option..........................................................4
Organic Change.................................................16
Other Securities................................................4
Person..........................................................4
Preferred Share Warrants........................................2
Preferred Shares................................................4
Principal Market................................................4
Purchase Rights................................................16
Registration Rights Agreement...................................5
Securities Act..................................................5
Securities Purchase Agreement...................................2
Valuation Event................................................13
Warrant.....................................................5, 22

Warrant Date...................................................19
Warrant Delivery Date...........................................7
Warrant Exercise Price..........................................5
Warrant Share Delivery Date.....................................6
Warrant Shares..............................................1, 22
Weighted Average Price..........................................5